SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 24, 2004


                      THE READER'S DIGEST ASSOCIATION, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                        1-10434                  13-1726769
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                           Identification Number)


          Pleasantville, New York                             10570-7000
   (Address of principal executive offices)                    (Zip Code)

               Registrant's telephone number, including area code:
                                 (914) 238-1000






                                                            Page 1 of 104 pages.


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ITEM 5.   OTHER EVENTS

Filed herewith are the following:

Form of Amendment Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries and the Lenders listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent. (Exhibit 10.36)

Form of $385,000,000 Amended and Restated Term Loan Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries, the Lenders and the Co-Documentation Agents listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent. (Exhibit 10.37)

Form of Fourth Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries and the Lenders listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent. (Exhibit 10.38)



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)      Financial statements of business acquired
                  Not applicable

         (b)      Pro forma financial information
                  Not applicable

         (c)      Exhibits

                  NUMBER                             DESCRIPTION

                    10.36 Form of Amendment Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries and the Lenders listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent.

                    10.37 Form of $385,000,000 Amended and Restated Term Loan Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries, the Lenders and the Co-Documentation Agents listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent.

                    10.38 Form of Fourth Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries and the Lenders listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent.

                    99.1 The Company's news release, issued on May 24, 2004, announcing the restructuring of its senior secured term loan facilities.

ITEM 9.  REGULATION FD DISCLOSURE.

         Furnished herewith is the Company's news release, issued on May 24, 2004, announcing the restructuring of its senior secured term loan facilities. (Exhibit 99.1)

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE READER'S DIGEST ASSOCIATION, INC.
                                                       (Registrant)


Date:  May 24, 2004                      /s/ MICHAEL S. GELTZEILER
                                         ------------------------------------
                                              Michael S. Geltzeiler
                                           Senior Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX



    Exhibit No.                             Description

     10.36 Form of Amendment Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries and the Lenders listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent.

     10.37 Form of $385,000,000 Amended and Restated Term Loan Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries, the Lenders and the Co-Documentation Agents listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent.

     10.38 Form of Fourth Amendment to the $192,500,000 Amended and Restated Five-Year Revolving Credit and Competitive Advance Facility Agreement, dated as of May 24, 2004, among The Reader's Digest Association, Inc., the Borrowing Subsidiaries and the Lenders listed therein, and JPMorgan Chase Bank, as administrative agent and collateral agent.

     99.1 The Company's news release, issued on May 24, 2004, announcing the restructuring of its senior secured term loan facilities.